SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event
reported)                               February 12, 2002
                                        ----------------------------------------

                               Netro Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                    000-26963                   77-0395029
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                        95134
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code         (408) 216-1500
                                                  ------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets


On February 12, 2002, Netro Corporation ("the "Company") completed the acquisition by its wholly owned subsidiary, AAS, Inc. ("Acquisition Subsidiary"), of certain assets from AT&T Wireless Services, Inc. ("Seller") under an Asset Purchase Agreement dated as of January 14, 2002 (the "Agreement"), between the Company, Seller and Acquisition Subsidiary. As part of the Agreement, the Company paid Seller consideration consisting of approximately $16.0 million in cash and issued Seller 8.2 million shares of the Company's common stock, par value $.001 per share. In addition, the Company assumed Seller's lease relating to facilities in Redmond, Washington. The amount and nature of the consideration were determined via arms' length negotiations between the Company and Seller. The Company financed the acquisition with cash on hand.

The assets acquired include intellectual property, equipment and proprietary software, all relating to the development, manufacture and assembly of fixed wireless telecommunications equipment developed under the code name "Project Angel". In addition, upon the closing 123 of Seller's employees became employees of the Company. The Company expects to sell the fixed wireless product internationally into its installed based and targeted markets and to adapt the technology for the international market use.

Lewis Chakrin, who serves as Executive Vice President, Corporate Strategy and Planning at Seller, joined the Company's board of directors effective as of February 12, 2002.

A copy of the press release announcing the closing of the transactions contemplated by the Agreement is filed herewith as Exhibit 99.1.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the ability to timely adopt the Angel product for the international marketplace, achieving revenues from the Angel product in the second half of 2002, and Netro's ability to manufacture and sell the Angel product on a cost- effective basis. We expressly disclaim any responsibility to update any projections contained herein. Further information regarding these and other risks is included in Netro's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and in its other filings with the Securities and Exchange Commission.

As the acquired assets do not constitute a significant business under Regulation S- X, financial statements and pro forma financial information regarding the acquired assets are not required to be provided.

Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired
               (1)  None

          (b)  Pro Forma Financial Information
               (1) None

          (c)  Exhibits

     2.1 Asset Purchase Agreement among Netro Corporation, AAS, Inc. and AT&T Wireless Services, Inc. dated January 14, 2002. (Exhibits have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission).

         99.1  Press Release dated February 13, 2002

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 27, 2002                          By: /s/ Sanjay Khare
                                                      --------------------------
                                                      Sanjay Khare
                                                      Vice President and Chief
                                                      Financial Officer

                                          Exhibit Index

2.1 Asset Purchase Agreement among Netro Corporation, AAS, Inc. and AT&T Wireless Services, Inc. dated January 14, 2002. (Exhibits have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission).

99.1 Press Release dated February 13, 2002